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                                                                  Exhibit 23.3

[McGladrey & Pullen LLP Letterhead]


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in this Registration Statement on Form S-1 (No. 333-76403) of our report dated January 15, 1999, relating to the financial statements of Valley Bank. We also consent to the reference to our Firm under the caption "Experts" in the Prospectus.

/s/ McGladrey & Pullen LLP

Pasadena, California
July 27, 1999